Exhibit 10.86
SIXTH AMENDMENT TO
THE PROGRESSIVE CORPORATION
EXECUTIVE SEPARATION ALLOWANCE PLAN
(2006 AMENDMENT AND RESTATEMENT)

WHEREAS, The Progressive Corporation Executive Separation Allowance Plan (“Plan”) is currently maintained pursuant to the 2006 Amendment and Restatement and five amendments thereto; and

WHEREAS, it is deemed desirable to amend the Plan further;

NOW, THEREFORE, effective January 29, 2015, the Plan is hereby amended as set forth below:

1.Section 3.1 is hereby amended and restated in its entirety to provide as follows:

3.1 The separation allowance payable to each Eligible Employee who is entitled to such allowance under Section 2 above shall be equal to the number of weeks of Compensation set forth in the table below, based on the Eligible Employee’s Grade Level and Years of Service as of his/her Separation Date:

Eligible Employees at Grade Levels 47 through 52	26 weeks of Compensation plus two additional weeks of Compensation for each full Year of Service in excess of 13 Years of Service, not to exceed an aggregate of 52 weeks of Compensation
Eligible Employees at Grade Levels 53, 54 and 55	52 weeks of Compensation
(1) The Company’s Chief Executive Officer; (2) Eligible Employees who (i) report directly to him/her and (ii) have no assigned Grade Level; (3) Any other Eligible Employee designated in writing by (i) the Compensation Committee of the Company’s Board of Directors, if the Eligible Employee is an executive officer, or (ii) the Company’s Chief Executive Officer and Chief Human Resources Officer, if the Eligible Employee is not an executive officer.
• Less than one Year of Service: 52 weeks of Compensation • At least one, but less than two, Years of Service: 104 weeks of Compensation • At least two Years of Service: 156 weeks of Compensation

2.	Except as expressly set forth in this Amendment, the terms and provisions of the Plan shall remain entirely unchanged and continue in full force and effect.

IN WITNESS WHEREOF, the Company has hereunto caused this Amendment to be executed by its duly authorized representative as of the 29th day of January, 2015.

The Progressive Corporation

By:     /s/Charles E. Jarrett

Title:     Vice President and Secretary

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